                                                                EXHIBIT 10.19.10


Government                      Gouvernement
of Canada                       du Canada

Department of                   Ministere da la
Western Economic                Diversication de
Diversification                 l'economie de l'quest

15th Floor, Canada Place        15 etage, Place du Canada
9700 Jasper Avenue              9700 av. Jasper
Edmonton, Alberta               Edmonton (Alberta)
TSJ4H7                          TSJ4H7
(403) 495-4184                  (403) 495-4164
Fax 495-4557                    495-4557 belino

                                                    WD Project No.: A-93-WD-0461
                                                                       Amendment

                                                                    May 29, 1996

Mr. Ben Dulley
New Era Systems Services Ltd. and
  Interlink Computer Sciences, Inc.
710 Esso Plaza East Tower
425 - 1st Street S.W.
Calgary, Alberta
T2P 3L8

Dear Mr. Dulley:

I wish to inform you that approval has been granted to further amend the Agreement for this project dated September 10, 1993 as amended February 7, 1994, April 21, 1994, February 28, 1995, June 12, 1995, June 23, 1995, and January
11, 1996.

This Amendment replaces subsections 4.4(b), 4.5(a) of our amended Agreement as follows:

1.  Subsection 4.4(b) is amended:

From: "The Client agrees to maintain a minimum level of Equity as defined in this Agreement but not including retained earnings or losses, of $2,072,436 as reported in the Client's audited Consolidated Balance Sheet at February 28, 1993, plus an additional $342,000 after September 1, 1993 plus an additional $310,000 after December 31, 1993, until the Contribution has been fully repaid."

To: "The Clients agree that the New Era Systems Service Ltd. will maintain a minimum level of Equity as defined in this Agreement, but not including retained earnings or losses, of $2,248,613."


                                                                           .../2

Canada
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                                                    WD Project No.: A-93-WD-0461
                                                                       Amendment

                                     - 2 -

2.  Subsection 4.5(a) is amended:

From: "The Client agrees not to repay shareholders' loans or issue dividends or redeem share capital without written approval of the Minister until the Contribution hereunder has been fully repaid."

To: "Except for dividends in the amount of $231,000 paid on the redemption of the Class "A" preferred shares of New Era System Services Ltd., the Clients agree not to repay shareholders' loans or issue dividends or redeem share capital without the written approval of the Minister until the Contribution hereunder has been fully repaid."

All other terms and conditions of the amended Agreement remain in effect for the project duration.

Our agreement to this amendment does not signify that future requests for amendments of this type will be approved.

This letter will also acknowledge the following:

1. The total number of New Era Systems Services Ltd. Class "A" Common shares owned by Interlink Computer Sciences Inc. is 234,065 rather than 234,064 as indicated in our letter dated January 11, 1996.

2. Annual consolidated financial statements of Interlink Computer Sciences Inc. and annual reviewed financial statements of New Era Systems Services Ltd. will satisfy the annual financial statement reporting requirements of subsection 5.1 providing they are submitted within six (6) months of each of the company's fiscal year ends. The Clients however, will still be required to provide interim financial statements upon request and may be required to provide audited financial statements if requested by the Minister.


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                                                WD Project No.:  A-93-WD-0461
                                                                    Amendment

                                     - 3 -

If you are in agreement with this Letter of Amendment, please have an authorized officer of New Era Systems Services Ltd. and Interlink Computer Sciences, Inc. each sign the second copy of the amendment where indicated and return it to this officer.

Yours sincerely,


/s/ David Alton
David Alton
Director General
Program Implementation
Alberta Region




NEW ERA SYSTEMS SERVICE LTD. INTERLINK COMPUTER SCIENCES, INC.


[SIGNATURE APPEARS HERE]                 [SIGNATURE APPEARS HERE]
- ---------------------------------        ---------------------------------
Signature                                Signature


31 May 96                                June 10, 1996
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Date                                     Date